GUINNESS FLIGHT INVESTMENT FUNDS, INC.
               Guinness Flight Asia Blue Chip Fund


                 Special Meeting of Shareholders
                      225 South Lake Avenue
                       Pasadena, California
                          April 25, 1997
                    11:00 A.M. (Pacific Time)


           REPORT OF INSPECTOR OF ELECTION AND BALLOTS


To the Secretary of the Special Meeting
of Shareholders of Guinness Flight Asia Blue Chip Fund


          I, the undersigned Inspector of Election and Ballots, having been duly qualified, do hereby certify that at the Special
Meeting of Shareholders of Guinness Flight Asia Blue Chip Fund
(the "Fund") of the Guinness Flight Investment Funds, Inc. held at
225 South Lake Avenue, Pasadena, California on Tuesday, April 25, 1997 at 11:00 A.M. (Pacific Time), (i) the following resolutions were duly offered for vote by ballot respectively, by shareholders of the Fund:

     1. RESOLVED, that the investment advisory agreement between the company, on behalf of the Fund, and Guinness Flight
Investment Management Limited be and hereby is approved.


     2. RESOLVED, that the conversion of the Company to a Delaware business trust be and hereby is approved; and

          FURTHER RESOLVED, that the Agreement and Plan of Conversion and Termination (the "Plan") between the Company and Guinness Flight Investment Funds, a Delaware business trust (the "Trust"), in the form contained in Exhibit B to the Company's proxy statement relating to this meeting, and the transactions contemplated by the Plan (the "Conversion"), including, but not limited to, the transfer of all of the assets of the Company to the Trust, be and hereby is, authorized and approved.

(ii) that of the 444,983.500 shares of common stock (the "Shares") of the Fund outstanding as of the record date for the Special Meeting and 298,952.390 Shares of the Fund represented at the Special Meeting in person or by proxy:

     274,316.960 Shares were voted in favor of the resolution designated as 1. above, 7,220.086 Shares against it, 17,415.344 Shares abstained and 0 Shares were not voted, and that said resolution was adopted with respect to the Fund, having received the affirmative vote of the holders of more than a majority of the Fund's Shares outstanding as of the record date;

     238,842.470 Shares were voted in favor of the resolution designated as 2. above, 5,781.504 Shares against it, 17,970.416 Shares abstained and 36,358 Shares were not voted, and that said resolution was adopted with respect to the Fund, having received the affirmative vote of the holders of more than a majority of the Fund's Shares outstanding as of the record date.


          IN TESTIMONY WHEREOF, I have hereunto set my hand this 25th day of April, 1997



/S/Rita Dam
Rita Dam

Subscribed and sworn to
before me this 25th day
of April, 1997.


/S/ Winnie Lam
Notary Public GUINNESS FLIGHT INVESTMENT FUNDS, INC.
               Guinness Flight Asia Small Cap Fund


                 Special Meeting of Shareholders
                      225 South Lake Avenue
                       Pasadena, California
                          April 25, 1997
                    11:00 A.M. (Pacific Time)


           REPORT OF INSPECTOR OF ELECTION AND BALLOTS


To the Secretary of the Special Meeting
of Shareholders of Guinness Flight Asia Small Cap Fund


          I, the undersigned Inspector of Election and Ballots, having been duly qualified, do hereby certify that at the Special Meeting of Shareholders of Guinness Flight Asia Small Cap Fund
(the "Fund") of the Guinness Flight Investment Funds, Inc. held at
225 South Lake Avenue, Pasadena, California on Tuesday, April 25, 1997 at 11:00 A.M. (Pacific Time), (i) the following resolutions were duly offered for vote by ballot respectively, by shareholders of the Fund:

     1. RESOLVED, that the investment advisory agreement between the company, on behalf of the Fund, and Guinness Flight Investment Management Limited be and hereby is approved.


     2. RESOLVED, that the conversion of the Company to a Delaware business trust be and hereby is approved; and

          FURTHER RESOLVED, that the Agreement and Plan of Conversion and Termination (the "Plan") between the Company and
Guinness Flight Investment Funds, a Delaware business trust (the "Trust"), in the form contained in Exhibit B to the Company's proxy statement relating to this meeting, and the transactions contemplated by the Plan (the "Conversion"), including, but not limited to, the transfer of all of the assets of the Company to the Trust, be and hereby is, authorized and approved.

(ii) that of the 10,602,161.935 shares of common stock (the "Shares") of the Fund outstanding as of the record date for the Special Meeting and 6,929,247.152 Shares of the Fund represented at the Special Meeting in person or by proxy:

     6,458,307.262 Shares were voted in favor of the resolution designated as 1. above, 106,281.719 Shares against it, 364,658.171
Shares abstained and 0 Shares were not voted, and that said resolution was adopted with respect to the Fund, having received the affirmative vote of the holders of more than a majority of the Fund's Shares outstanding as of the record date;

     5,449,638.388 Shares were voted in favor of the resolution designated as 2. above, 107,062.363 Shares against it, 366,197.401 Shares abstained and 1,006,349 Shares were not voted, and that said resolution was adopted with respect to the Fund, having received the affirmative vote of the holders of more than a majority of the Fund's Shares outstanding as of the record date.


          IN TESTIMONY WHEREOF, I have hereunto set my hand this 25th day of April, 1997



/S/ Rita Dam
Rita Dam

Subscribed and sworn to
before me this 25th day
of April, 1997.


/S/ Winnie Lam
Notary Public



















               GUINNESS FLIGHT INVESTMENT FUNDS, INC.
              Guinness Flight China & Hong Kong Fund


                 Special Meeting of Shareholders
                      225 South Lake Avenue
                       Pasadena, California
                          April 25, 1997
                    11:00 A.M. (Pacific Time)


           REPORT OF INSPECTOR OF ELECTION AND BALLOTS


To the Secretary of the Special Meeting
of Shareholders of Guinness Flight China & Hong Kong Fund


          I, the undersigned Inspector of Election and Ballots, having been duly qualified, do hereby certify that at the Special Meeting of Shareholders of Guinness Flight China & Hong Kong Fund (the "Fund") of the Guinness Flight Investment Funds, Inc. held at 225 South Lake Avenue, Pasadena, California on Tuesday, April 25, 1997 at 11:00 A.M. (Pacific Time), (i) the following resolutions were duly offered for vote by ballot respectively, by shareholders of the Fund:

     1. RESOLVED, that the investment advisory agreement between the company, on behalf of the Fund, and Guinness Flight Investment Management Limited be and hereby is approved.


     2. RESOLVED, that the conversion of the Company to a Delaware business trust be and hereby is approved; and

          FURTHER RESOLVED, that the Agreement and Plan of Conversion and Termination (the "Plan") between the Company and Guinness
Flight Investment Funds, a Delaware business trust (the "Trust"), in the form contained in Exhibit B to the Company's proxy statement relating to this meeting, and the transactions contemplated by the Plan (the "Conversion"), including, but not limited to, the transfer of all of the assets of the Company to the Trust, be and hereby is, authorized and approved.

(ii) that of the 15,567,224.191 shares of common stock (the "Shares") of the Fund outstanding as of the record date for the Special Meeting and 10,024,685.251 Shares of the Fund represented at the Special Meeting in person or by proxy:

     9,271,959.494 Shares were voted in favor of the resolution designated as 1. above, 214,889.967 Shares against it, 537,835.790
Shares abstained and 0 Shares were not voted, and that said resolution was adopted with respect to the Fund, having received the affirmative vote of the holders of more than a majority of the Fund's Shares outstanding as of the record date;

     7,880,946.335 Shares were voted in favor of the resolution designated as 2. above, 186,486.780 Shares against it, 485,127.136 Shares abstained and 1,472,125.004 Shares were not voted, and that said resolution was adopted with respect to the Fund, having received the affirmative vote of the holders of more than a majority of the Fund's Shares outstanding as of the record date.


          IN TESTIMONY WHEREOF, I have hereunto set my hand this 25th day of April, 1997



/S/ Rita Dam
Rita Dam

Subscribed and sworn to
before me this 25th day
of April, 1997.


/S/ Winnie Lam
Notary Public

              GUINNESS FLIGHT INVESTMENT FUNDS, INC.
           Guinness Flight Global Government Bond Fund


                 Special Meeting of Shareholders
                      225 South Lake Avenue
                       Pasadena, California
                          April 25, 1997
                    11:00 A.M. (Pacific Time)


           REPORT OF INSPECTOR OF ELECTION AND BALLOTS


To the Secretary of the Special Meeting
of Shareholders of Guinness Flight Global Government Bond Fund


          I, the undersigned Inspector of Election and Ballots, having been duly qualified, do hereby certify that at the Special Meeting of Shareholders of Guinness Flight Global Government Bond Fund
(the "Fund") of the Guinness Flight Investment Funds, Inc. held at
225 South Lake Avenue, Pasadena, California on Tuesday, April 25, 1997 at 11:00 A.M. (Pacific Time), (i) the following resolutions were duly offered for vote by ballot respectively, by shareholders of the Fund:

     1. RESOLVED, that the investment advisory agreement between the company, on behalf of the Fund, and Guinness Flight Investment Management Limited be and hereby is approved.


     2. RESOLVED, that the conversion of the Company to a Delaware business trust be and hereby is approved; and

          FURTHER RESOLVED, that the Agreement and Plan of Conversion and Termination (the "Plan") between the Company and Guinness
Flight Investment Funds, a Delaware business trust (the "Trust"), in the form contained in Exhibit B to the Company's proxy statement relating to this meeting, and the transactions contemplated by the Plan (the "Conversion"), including, but not limited to, the transfer of all of the assets of the Company to the Trust, be and hereby is, authorized and approved.

(ii) that of the 560,540.266 shares of common stock (the "Shares") of the Fund outstanding as of the record date for the Special Meeting and 464,524.287 Shares of the Fund represented at the Special Meeting in person or by proxy:

     416,050.906 Shares were voted in favor of the resolution designated as 1. above, 9,861.043 Shares against it, 38,612.338 Shares abstained and 0 Shares were not voted, and that said resolution was adopted with respect to the Fund, having received the affirmative vote of the holders of more than a majority of the Fund's Shares outstanding as of the record date;

     391,611.128 Shares were voted in favor of the resolution designated as 2. above, 8,296.920 Shares against it, 55,125.239 Shares abstained and 9,491 Shares were not voted, and that said resolution was adopted with respect to the Fund, having received the affirmative vote of the holders of more than a majority of the Fund's Shares outstanding as of the record date.


          IN TESTIMONY WHEREOF, I have hereunto set my hand this 25th day of April, 1997



/S/ Rita Dam
Rita Dam

Subscribed and sworn to
before me this 25th day
of April, 1997.


/S/ Winnie Lam
Notary Public